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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 3, 1998
                        (Date of earliest event reported)


                       SILVER CINEMAS INTERNATIONAL, INC.
             (exact name of registrant as specified in its charter)

             DELAWARE                     Commission File Number:                    72-2656147
   (State or other jurisdiction                                           (I.R.S. Employer Identification
        of incorporation or                                                             No.)
           organization)
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                               4004 BELTLINE ROAD
                                    SUITE 205
                            ADDISON, TEXAS 75001-4363
          (Address of Principal executive offices, including zip code)



                                 (972) 503-9851
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On November 3, 1998, Silver Cinemas International, Inc. (the
"Registrant") disseminated a press release, a copy of which is filed herewith as
Exhibit 5.1. The press release discloses the fact that Brentwood Associates and certain members of management of the Registrant purchased equity of the Registrant for approximately $7.5 million.


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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


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
EXHIBIT
  NO.                                         DESCRIPTION
-------                                       -----------
5.1                    Press Release dated November 3, 1998
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                        SILVER CINEMAS INTERNATIONAL, INC.



Date:  November 3, 1998                 By     /s/ STEVEN L. HOLMES
                                              ------------------------------
                                        Name:  Steven L. Holmes
                                        Title: Chief Executive Officer and
                                               Chief Financial Officer





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                                  EXHIBIT INDEX


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
                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
  NO.                    DESCRIPTION                                    PAGE
-------                  -----------                                ------------
  5.1                    Press Release dated
                         November 3, 1998
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